UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-7044

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/07

FORM N-CSR

Item 1. Reports to Stockholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
19	Notes to Financial Statements
26	Report of Independent Registered
Public Accounting Firm
27	Important Tax Information
28	Information About the Review
and Approval of the Fund’s
Investment Advisory Agreement
33	Board Members Information
35	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

The Dreyfus Socially Responsible
Growth Fund, Inc.

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for The Dreyfus Socially Responsible Growth Fund, Inc., covering the 12-month period from January 1, 2007, through December 31, 2007.

Looking back, 2007 was a year of significant change for the stock mar-ket.Turmoil in the sub-prime mortgage market, declining housing values and soaring energy prices sparked a “flight to quality” in which investors reassessed their attitudes toward risk.As a result, smaller, more speculative companies that had led the stock market over the past several years lost value over the second half of the year, while shares of larger, multinational growth companies returned to favor. Many financial services and consumer discretionary companies were hurt by repercussions from the sub-prime lending crisis and economic downturn, but energy and basic materials producers generally moved higher along with underlying commodity prices.

The turbulence of 2007 reinforced a central principle of successful investing: diversification. Investors with broad exposure to the world’s stock and bond markets were better protected from the full impact of market volatility in areas that, earlier in the year, were among the bright spots at the time. As we look ahead, we believe that now is the perfect time to meet with your financial advisor, who can help you plan and diversify your investment portfolio in a way that manages the potential opportunities and risks that may continue to arise in 2008.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

Thomas F. Eggers
Chief Executive Officer
The Dreyfus Corporation
January 15, 2008

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2007, through December 31, 2007, as provided by John O’Toole and Jocelin Reed, Portfolio Managers

Fund and Market Performance Overview

Stocks gained ground in 2007 primarily due to robust corporate earnings during the first half of the year, but encountered heightened volatility in the summer and fall.The Dreyfus Socially Responsible Growth Fund participated fully in the market’s rise and added incremental gains during the market’s second-half slump due to positive sector allocations and good individual stock selections.As a result, the fund’s total return exceeded that of the benchmark during the reporting period.

For the 12-month period ended December 31, 2007, the fund’s Initial shares produced a 7.78% total return, and the fund’s Service shares produced a 7.49% total return.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a 5.49% total return for the same period.2

The Fund’s Investment Approach

The fund seeks capital growth,with current income as a secondary objective. To pursue these goals, the fund invests primarily in the common stocks of companies that, in our opinion, meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of the quality of life in America. In selecting stocks, we begin by using quantitative research to identify and rank stocks within an industry or sector. Next, based on fundamental analysis, we designate the most attractive of the higher ranked securities as potential purchase candidates.We then evaluate potential purchase candidates by industry or sector, to determine whether the company meets the fund’s socially responsible investment criteria.

We next select investments from those companies that we consider to be the most attractive based on financial considerations. If there is more than one company to choose from, we can select stocks of companies that we consider to have records that exhibit positive accomplishments in the fund’s areas of social concern.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

The fund normally focuses on large-cap growth stocks; however, we may emphasize different types of growth-oriented stocks and different market capitalizations within the large-capitalization range as market conditions warrant.The fund also may invest in value-oriented stocks, midcap stocks and small-cap stocks.

Large-Cap Growth Stocks Led the Market in 2007

Large-cap growth stocks generally led the market’s advance during 2007, a trend that favored the fund’s investment approach.The fund’s relatively heavy exposure to technology stocks bolstered returns during the reporting period. Top performers during the first half of the reporting period were concentrated among semiconductor holdings, such as Texas Instruments. During the second half of the year, consumer electronics maker Apple delivered standout performance on the strength of its iPhone introduction, while other technology holdings, such as Microsoft, further enhanced returns.

Health care proved to be another area of strength for the fund.We had allocated relatively few assets to major pharmaceutical companies, focusing instead on better performing medical product makers, such as Baxter International, and medical services providers, such as Aetna and Wellpoint.

Security Selection Drove Gains in the Lagging Financials Sector

In the financials sector, one of the benchmark’s worst performing sectors, the fund benefited from relatively light exposure to brokerage and asset management firms, many of which suffered due to losses in the sub-prime mortgage market. Instead, we focused on financial companies that we believed would be somewhat insulated from the sub-prime credit crunch. For example, shares of Northern Trust, which focuses on global securities servicing, rose by roughly 25%. Individual stock selections in several other market sectors also contributed to the fund’s relatively strong returns, including beverage maker PepsiCo, Internet services provider Google and diversified electronics maker Emerson Electric.

On the other hand, a few of the fund’s asset allocation decisions detracted from relative performance. Underweighted exposure to petroleum-related stocks hindered returns in the energy sector.Overweighted exposure to consumer cyclical stocks, such as retailers Nordstrom, Office Depot and Bed Bath & Beyond, further limited the fund’s gains.

Focusing on Growth in a Slowing Economy

We recently have de-emphasized areas we believe to be vulnerable to a slowing economy while focusing on those with better potential to deliver significant growth. As of the reporting period’s end, we have found relatively few investment candidates in the energy sector, where we believe petroleum prices have reached speculative levels. We also have allocated a relatively small percentage of assets to the financials sector, where real estate credit concerns have continued to weigh on stock prices. Conversely, we have identified a relatively large number of opportunities in the technology and health care sectors.

Socially Responsible Employment Practices

Issues of workplace management relations are among the fund’s criteria for identifying companies that contribute to the enhancement of the quality of life in America.We scrutinize a company’s interactions with its people at every level of employment, looking for diversity in corporate strategy and practice. One notable example is long-time fund holding PepsiCo, which has demonstrated a commitment to equal opportunity for women at the highest levels of management, starting with CEO Indra K. Nooyi. Such employment practices appear to be an integral part of the company’s formal business strategy, which recognizes diversity as a corporate asset supporting international growth. For further information regarding the fund’s approach to socially responsible investing, please consult the fund’s prospectus.

January 15, 2008

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of The Dreyfus Socially Responsible Growth Fund, Inc. made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of	12/31/07
		1 Year	5 Years	10 Years

Initial shares		7.78%	10.29%	3.00%
Service shares		7.49%	10.03%	2.82%

The data for Service shares includes the results of Initial shares for the period prior to December 31, 2000
(inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.
† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of The Dreyfus Socially
Responsible Growth Fund, Inc. on 12/31/97 to a $10,000 investment made in the Standard & Poor’s 500
Composite Stock Price Index (the “Index”) on that date.

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the fund’s Initial shares from their inception date through December 30, 2000, and the performance of the fund’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2007 (blended performance figures).The blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower.All dividends and capital gain distributions are reinvested. The fund’s performance shown in the line graph takes into account all applicable fund fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Socially Responsible Growth Fund, Inc. from July 1, 2007 to December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2007
	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 4.16	$ 5.42
Ending value (after expenses)	$1,011.60	$1,010.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2007
	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 4.18	$ 5.45
Ending value (after expenses)	$1,021.07	$1,019.81

† Expenses are equal to the portfolio’s annualized expense ratio of .82% for Initial shares and 1.07% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
December 31, 2007

Common Stocks—99.7%	Shares	Value ($)

Consumer Discretionary—7.7%
Bed Bath & Beyond	76,450 [a,b]	2,246,865
Choice Hotels International	59,700	1,982,040
Coach	51,500 [b]	1,574,870
Darden Restaurants	68,200	1,889,822
Idearc	55,800	979,848
NIKE, Cl. B	56,500	3,629,560
Sotheby’s	36,500 [a]	1,390,650
Target	44,100	2,205,000
Tiffany & Co.	46,100	2,121,983
TJX Cos.	82,700	2,375,971
Toyota Motor, ADR	15,900	1,688,103
Walt Disney	131,650	4,249,662
		26,334,374
Consumer Staples—10.5%
Costco Wholesale	77,350	5,395,936
General Mills	56,100	3,197,700
Kimberly-Clark	64,800 [a]	4,493,232
PepsiCo	175,500	13,320,450
Procter & Gamble	129,150	9,482,193
		35,889,511
Energy—7.8%
Anadarko Petroleum	84,900	5,577,081
ENSCO International	51,700 [a]	3,082,354
National Oilwell Varco	49,000 [b]	3,599,540
Nexen	81,300	2,623,551
Noble	72,800	4,113,928
Smith International	40,900	3,020,465
XTO Energy	89,375	4,590,300
		26,607,219
Financial—7.2%
Bank of America	56,600	2,335,316
Chubb	44,400	2,423,352
Goldman Sachs Group	34,400	7,397,720
Hartford Financial Services Group	31,800	2,772,642
Northern Trust	62,350	4,774,763

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
ProLogis	33,500	2,123,230
TD Ameritrade Holding	131,200 [b]	2,631,872
		24,458,895
Health Care—16.5%
Aetna	76,750	4,430,777
Alcon	24,950	3,568,848
Amgen	83,200 [b]	3,863,808
AstraZeneca Group, ADR	46,600	1,995,412
Baxter International	92,950	5,395,747
Becton, Dickinson & Co.	63,200	5,282,256
Genzyme	71,300 [b]	5,307,572
Johnson & Johnson	180,650	12,049,355
Novartis, ADR	98,300	5,338,673
Quest Diagnostics	27,300 [a]	1,444,170
WellPoint	84,300 [b]	7,395,639
		56,072,257
Industrial—15.4%
3M	51,300	4,325,616
Danaher	56,800	4,983,632
Eaton	39,800	3,858,610
Emerson Electric	215,800	12,227,228
Equifax	74,300	2,701,548
First Solar	7,200 [b]	1,923,408
Herman Miller	94,200 [a]	3,051,138
Manpower	71,800	4,085,420
Rockwell Automation	26,450	1,823,992
Rockwell Collins	72,200	5,196,234
United Technologies	107,700	8,243,358
		52,420,184
Materials—3.0%
Air Products & Chemicals	39,200	3,866,296
Praxair	35,700	3,166,947
Rohm & Haas	59,800 [a]	3,173,586
		10,206,829
Technology—29.0%
Accenture, Cl. A	93,250	3,359,797
Apple	50,900 [b]	10,082,272

Common Stocks (continued)	Shares	Value ($)

Technology (continued)
Applied Materials	163,600	2,905,536
Cisco Systems	270,350 [b]	7,318,375
Dell	180,800 [b]	4,431,408
EMC	186,150 [b]	3,449,360
Google, Cl. A	15,900 [b]	10,994,532
Intel	128,350 [b]	3,421,811
International Business Machines	103,900 [a]	11,231,590
Microsoft	433,100	15,418,360
National Semiconductor	115,750	2,620,580
News, Cl. B	347,050	7,374,813
QUALCOMM	120,750	4,751,513
STMicroelectronics (New York Shares)	91,400	1,307,020
Symantec	85,400 [b]	1,378,356
Texas Instruments	209,100	6,983,940
Xerox	98,400 [a]	1,593,096
		98,622,359
Telecommunication Services—.7%
Windstream	171,100	2,227,722
Utilities—1.9%
NiSource	108,300	2,045,787
Sempra Energy	69,500	4,300,660
		6,346,447
Total Common Stocks
(cost $281,683,711)		339,185,797

	Principal
Short-Term Investments—.0%	Amount ($)	Value ($)

Negotiable Bank Certificate Of Deposit
Self-Help Credit Union
3.88%, 3/14/08
(cost $100,000)	100,000	100,000

Other Investment—.4%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,334,000)	1,334,000 [c]	1,334,000

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—2.2%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $7,528,695)	7,528,695 [c]	7,528,695

Total Investments (cost $290,646,406)	102.3%	348,148,492
Liabilities, Less Cash and Receivables	(2.3%)	(7,911,381)
Net Assets	100.0%	340,237,111

ADR—American Deposit Receipts.
[a] All or a portion of these securities are on loan. At December 31, 2007, the total market value of the fund’s securities on loan is $21,389,785 and the total market value of the collateral held by the fund is $22,283,065, consisting of cash collateral of $7,528,695 and U.S. Government and agency securities valued at $14,754,370.
[b] Non-income producing security.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Technology	29.0	Materials	3.0
Health Care	16.5	Short-Term/Money
Industrial	15.4	Market Investments	2.6
Consumer Staples	10.5	Utilities	1.9
Energy	7.8	Telecommunication Services	.7
Consumer Discretionary	7.7
Financial	7.2		102.3

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $21,389,785)—Note 1(b):
Unaffiliated issuers	281,783,711	339,285,797
Affiliated issuers	8,862,695	8,862,695
Cash		77,017
Dividends and interest receivable		394,357
Receivable for shares of Common Stock subscribed		21,447
Prepaid expenses		2,199
		348,643,512

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		238,852
Liability for securities on loan—Note 1(b)		7,528,695
Payable for shares of Common Stock redeemed		486,632
Interest payable—Note 2		4,093
Accrued expenses		148,129
		8,406,401

Net Assets ($)		340,237,111

Composition of Net Assets ($):
Paid-in capital		459,801,321
Accumulated undistributed investment income—net		2,060,658
Accumulated net realized gain (loss) on investments		(179,126,954)
Accumulated net unrealized appreciation
(depreciation) on investments		57,502,086

Net Assets ($)		340,237,111

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	331,313,246	8,923,865
Shares Outstanding	10,862,594	294,989

Net Asset Value Per Share ($)	30.50	30.25

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

Investment Income ($):
Income:
Cash dividends (net of $41,447 foreign taxes withheld at source):
Unaffiliated issuers	4,993,521
Affiliated issuers	66,406
Income from securities lending	75,331
Total Income	5,135,258
Expenses:
Investment advisory fee—Note 3(a)	2,746,421
Professional fees	91,321
Prospectus and shareholders’ reports	78,339
Custodian fees—Note 3(c)	31,492
Shareholder servicing costs—Note 3(c)	25,340
Distribution fees—Note 3(b)	24,554
Directors’ fees and expenses—Note 3(d)	9,291
Interest expense—Note 2	5,287
Loan commitment fees—Note 2	3,504
Miscellaneous	18,064
Total Expenses	3,033,613
Investment Income—Net	2,101,645

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	11,483,091
Net unrealized appreciation (depreciation) on investments	14,439,012
Net Realized and Unrealized Gain (Loss) on Investments	25,922,103
Net Increase in Net Assets Resulting from Operations	28,023,748

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2007	2006

Operations ($):
Investment income—net	2,101,645	1,969,279
Net realized gain (loss) on investments	11,483,091	26,165,908
Net unrealized appreciation
(depreciation) on investments	14,439,012	6,300,965
Net Increase (Decrease) in Net Assets
Resulting from Operations	28,023,748	34,436,152

Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(1,943,866)	(431,631)
Service Shares	(31,270)	—
Total Dividends	(1,975,136)	(431,631)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Initial Shares	12,658,980	10,444,022
Service Shares	762,545	875,069
Dividends reinvested:
Initial Shares	1,943,866	431,631
Service Shares	31,270	—
Cost of shares redeemed:
Initial Shares	(83,100,413)	(88,292,377)
Service Shares	(4,016,664)	(2,780,990)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(71,720,416)	(79,322,645)
Total Increase (Decrease) in Net Assets	(45,671,804)	(45,318,124)

Net Assets ($):
Beginning of Period	385,908,915	431,227,039
End of Period	340,237,111	385,908,915
Undistributed investment income—net	2,060,658	1,962,673

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,

	2007	2006

Capital Share Transactions:
Initial Shares
Shares sold	425,875	387,219
Shares issued for dividends reinvested	67,825	15,986
Shares redeemed	(2,796,135)	(3,299,941)
Net Increase (Decrease) in Shares Outstanding	(2,302,435)	(2,896,736)

Service Shares
Shares sold	25,792	33,024
Shares issued for dividends reinvested	1,098	—
Shares redeemed	(134,965)	(105,261)
Net Increase (Decrease) in Shares Outstanding	(108,075)	(72,237)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,

Initial Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	28.45	26.08	25.17	23.79	18.90
Investment Operations:
Investment income—net [a]	.17	.13	.03	.09	.02
Net realized and unrealized
gain (loss) on investments	2.04	2.27	.88	1.39	4.89
Total from Investment Operations	2.21	2.40	.91	1.48	4.91
Distributions:
Dividends from investment income—net	(.16)	(.03)	—	(.10)	(.02)
Net asset value, end of period	30.50	28.45	26.08	25.17	23.79

Total Return (%)	7.78	9.20	3.62	6.21	26.00

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.82	.83	.81	.82	.84
Ratio of net investment income
to average net assets	.58	.50	.10	.38	.12
Portfolio Turnover Rate	22.71	32.19	94.99	55.54	63.17

Net Assets, end of period ($ x 1,000)	331,313	374,537	418,916	488,994	521,262

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,

Service Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	28.21	25.90	25.06	23.69	18.84
Investment Operations:
Investment income (loss)—net [a]	.10	.07	(.04)	.04	(.03)
Net realized and unrealized
gain (loss) on investments	2.02	2.24	.88	1.37	4.88
Total from Investment Operations	2.12	2.31	.84	1.41	4.85
Distributions:
Dividends from investment income—net	(.08)	—	—	(.04)	(.00)[b]
Net asset value, end of period	30.25	28.21	25.90	25.06	23.69

Total Return (%)	7.49	8.96	3.35	5.94	25.75

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.07	1.08	1.06	1.06	1.09
Ratio of net investment income
(loss) to average net assets	.33	.25	(.15)	.17	(.14)
Portfolio Turnover Rate	22.71	32.19	94.99	55.54	63.17

Net Assets, end of period ($ x 1,000)	8,924	11,372	12,311	13,492	12,202

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

The Dreyfus Socially Responsible Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment com-pany.The fund’s investment objective is to provide capital growth, with current income as a secondary goal through equity investments in companies that not only meet traditional investment standards, but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America.The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.

On July 1, 2007, Mellon Financial Corporation and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the funds’s shares, which are sold without a sales charge.The fund is authorized to issue 300 million shares of $.001 par value Common Stock in each of the following classes of shares: Initial shares (150 million shares authorized) and Service shares (150 million shares authorized). Initial shares are subject to a shareholder services fee and Service shares are subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the shareholder services plan, the distribution plan, and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A. (‘Mellon Bank”), an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned.Collateral

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collaterals are either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or Letters of Credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2007, Mellon Bank earned $32,285 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

During the current year, the fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48

provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The adoption of FIN 48 had no impact on the operations of the fund for the period ended December 31, 2007.

The fund is not subject to examination by U.S. Federal, State and City tax authorities for the tax years before 2004.

At December 31, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,050,302, accumulated capital losses $178,903,115 and unrealized appreciation $57,495,523. In addition, the fund had $206,920 of capital losses realized after October 31, 2007 which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2007. If not applied, $55,297,899 of the carryover expires in fiscal 2009, $103,833,733 expires in fiscal 2010 and $19,771,483 expires in fiscal 2011.

The tax characters of distributions paid to shareholders during the fiscal periods ended December 31, 2007 and December 31, 2006 were as follows: ordinary income $1,975,136 and $431,631, respectively.

During the period ended December 31, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment companies, the fund decreased accumulated undistributed investment income-net by $28,524 and increased net realized

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowing outstanding under the Facility during the period ended December 31, 2007 was approximately $93,000, with a related weighted average annualized interest rate of 5.68% .

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred.During the period ended December 31,2007,Service shares were charged $24,554 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of Initial shares’ average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares shareholder accounts. During the period ended December 31, 2007, Initial shares were charged $22,027 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2007, the fund was charged $1,212 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2007, the fund was charged $31,492 pursuant to the custody agreement.

During the period ended December 31, 2007, the fund was charged $4,821 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $219,944, Rule 12b-1 distribution plan fees $1,906, custodian fees $13,170, chief compliance officer fees $3,616 and transfer agency per account fees $216.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2007, amounted to $82,679,272 and $152,388,994, respectively.

At December 31, 2007, the cost of investments for federal income tax purposes was $290,652,969; accordingly, accumulated net unrealized appreciation on investments was $57,495,523, consisting of $68,758,720 gross unrealized appreciation and $11,263,197 gross unrealized depreciation.

The Fund 25

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
The Dreyfus Socially Responsible Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Dreyfus Socially Responsible Growth Fund, Inc., including the statement of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Socially Responsible Growth Fund, Inc., at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 11, 2008

IMPORTANT TAX INFORMATION ( U n a u d i t e d )

For federal tax purposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2007 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2008 of the percentage applicable to the preparation of their 2007 income tax returns.

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Directors of the fund held on July 19-20, 2007, the Board considered the re-approval of the fund’s Management Agreement for another one year term, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to the fund’s Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Board members noted that the fund’s shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The Manager’s representatives noted the diversity of distribution of the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including that of the fund. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Management Fee, Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund’s management fee and expense ratio with a group of comparable funds and a broader group of funds that were selected by Lipper and are not required to use one or more social screens when choosing securities for the funds’ portfolios (“Expense Group I” and “Expense Universe I,” respectively) and with a group of funds and a broader group of funds that were selected by Lipper and use one or more social screens when choosing securities for the funds’ portfolios (“Expense Group II” and “Expense Universe II,” respectively). The fund’s portfolio managers use social screens when choosing securities for the fund’s portfolio, as described in the fund’s prospectus. Included in these reports were comparisons of contractual and actual management fee rates, total operating expenses and performance.The Manager furnished these reports to the Board along with a description of the methodology Lipper used to select each Expense Group and Expense Universe.

The Board reviewed the results of the comparisons for each Expense Group and Expense Universe.The Board reviewed the range of management fees and expense ratios of the funds in each Expense Group and Expense Universe, and noted that the expense ratio of the fund’s Initial shares (which are not subject to a Rule 12b-1 plan) ranked in the third quintile of Expense Group I and in the second quintile of each Expense Universe and Expense Group II.The Board also noted that the expense ratio of the fund’s Service shares (which are subject to a Rule 12b-1 plan) was above the medians of each Expense Group and of each Expense Universe.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance and comparisons of performance to two groups of funds composed of the same funds included in Expense Group I and Expense Group II (“Performance Group I”

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

and “Performance Group II,” respectively) and to two corresponding broader groups of funds (“Performance Universe I” and “Performance Universe II,” respectively).The Manager also provided a comparison of the fund’s calendar year total returns to the returns of its benchmark index. The Board noted that the performance of the fund’s Initial shares was above the medians of each Performance Group and of each Performance Universe for the 1-year period ended May 31, 2007 and was below the medians of each Performance Group and of each Performance Universe for the other reported periods.The Manager reminded the Board that in December 2005 the fund’s investment strategy was revised and new portfolio managers were appointed.

Representatives of the Manager noted that the Manager or its affiliates do not manage other mutual funds or accounts with substantially similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including any decline in assets, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund, including any soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services. It was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the services provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations with respect to the fund:

  The Board concluded that the nature, extent and quality of the services provided by the Manager to the fund are adequate and appropriate.
  While the Board was concerned with the fund’s performance, the Board believed the Manager was seeking to improve it.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative perfor- mance and expense and management fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund, and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION ( U n a u d i t e d )

Joseph S. DiMartino (64)
Chairman of the Board (1998)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 163

———————

Clifford L. Alexander, Jr. (74)
Board Member (1998)

Principal Occupation During Past 5 Years:

  President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
  Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 51

———————

David W. Burke (71)
Board Member (2003)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director

No. of Portfolios for which Board Member Serves: 85

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Whitney I. Gerard (73)
Board Member (2003)

Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP

No. of Portfolios for which Board Member Serves: 28
———————

George L. Perry (73)
Board Member (2003)

Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution

No. of Portfolios for which Board Member Serves: 26

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Lucy Wilson Benson, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Secretary of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

The Fund 35

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (79 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 75 investment companies (comprised of 176 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Distributor since October 1998.

Telephone 1-800-554-4611 or 516-338-3300
Mail	The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2007, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Mr. Joseph DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $27,900 in 2006 and $27,900 in 2007.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $8,743 in 2006 and $14,778 in 2007. These services consisted of (i) agreed-upon procedures related to compliance with Internal Revenue Code section 817(h) and (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2006 and $-0- in 2008.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $4,356 in 2006 and $3,311 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns;

(ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $-0- in 2006 and $-0- in 2007.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $5 in 2006 and $-0- in 2007. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $-0- in 2006 and $-0- in 2007.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $383,726 in 2006 and $1,889,332 in 2007.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

By:	/s/ J. David Officer
J. David Officer
President

Date:	February 14, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	February 14, 2008

By:	/s/ James Windels
James Windels
Treasurer

Date:	February 14, 2008

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)